SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 12, 2007 (January 8, 2007)

COMPOSITE TECHNOLOGY CORPORATION
(Exact name of registrant as specified in Charter)

Nevada	000-10999	59-2025386
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2026 McGaw Avenue
Irvine, California 92614
(Address of Principal Executive Offices)

(949) 428-8500
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant’s Form 10-K entitled “Risk Factors”) relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01. Entry into a Material Definitive Agreement

Effective as of January 8, 2007, the Company appointed Mr. Kevin Smith to serve as the Company’s Chief Financial Officer with the following employment arrangement:

• Mr. Smith shall receive a base salary of $300,000 per year.
• He shall be granted options to purchase 1,250,000 shares of Company common stock at $1.00 per share that vest over a three year period starting six months after the effective date of employment; and
• At -will employment.

Item 5.02. Departure of Directors or Principal Officers; Election or Directors; Appointment of Principal Officers.

Effective as of January 8, 2007, the Company appointed Mr. Kevin Smith as its Chief Executive Officer. The terms of his employment arrangement are described in Item 1 above.

From 1999 to April 2005, Mr. Smith was Senior Vice President and Chief Financial Officer for Edison Mission Energy, an international power plant development and operating company with annual revenues of $2 billion and assets of $7 billion. Before the sale of its international assets in 2004, Edison Mission Energy owned power generation facilities in 10 foreign countries and had offices in Europe and Asia. Edison Mission Energy is a subsidiary of Edison International, which also owns Southern California Edison Company, one of the largest electric utility companies in the U.S. Before joining Edison Mission Energy, Mr. Smith held various business and and engineering positions at Fluor Corporation. From January 2006 to February 2006 Mr. Smith was an Executive Vice President and Chief Financial Officer of Rentech, Inc.

There is no family relationship between Mr. Smith and any of the other executive officers and directors of the Registrant.

Item 9.01. Financial Statement and Exhibits.

(a) Financial Statements of businesses acquired. Not applicable.

(b) Pro forma financial information. Not applicable

(c) Shell company transactions. Not applicable.

(d) Exhibits

Exhibit Number	Description

10.1	Offer letter by the Registrant to Kevin Smith effective as of January 8, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Composite Technology Corporation

By:	/s/ Benton Wilcoxon
Benton Wilcoxon Chief Executive Officer

Dated: January 12, 2007

Exhibit Index

Exhibit Number	Description

10.1	Offer letter by the Registrant to Kevin Smith effective as of January 8, 2007